UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2026

Callan JMB Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42506	99-0931141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Flightline Drive Spring Branch, Texas	78070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 438-0395

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CJMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 7, 2026, Callan JMB Inc. (the “Company”) received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on The Nasdaq Capital Market (the “Stockholders’ Equity Requirement”). The Staff granted the Company an extension until October 5, 2026 to regain compliance with the Stockholders’ Equity Requirement.

On October 12, 2026, the Company received a letter from the Staff (the “Staff Determination”) notifying the Company that, because the Company was unable to complete its capital raising initiatives and demonstrate compliance with the Stockholders’ Equity Requirement, the Staff has determined that the Company did not meet the terms of the extension. As a result, unless the Company requested an appeal of the Staff Determination by October 19, 2026, trading of the Company’s common stock will be suspended at the opening of business on October 21, 2026, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

Pursuant to Nasdaq Listing Rule 5815(a), on October 14, 2026 the Company requested a hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal the Staff Determination. The hearing request will stay the suspension of the Company’s common stock and the filing of the Form 25-NSE pending the Panel’s decision. The Company intends to vigorously demonstrate its compliance with the Stockholders’ Equity Requirement before the Panel. There can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to regain compliance with the Stockholders’ Equity Requirement or maintain compliance with any other Nasdaq listing requirement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the future financial performance of the Company and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements.

In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” “potential,” “continues,” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the Company’s intent to request a hearing before the Panel, the outcome of any such hearing, the Company’s capital raising initiatives, and the Company’s ability to regain compliance with the Stockholders’ Equity Requirement and maintain the listing of its common stock on Nasdaq.

These forward-looking statements reflect the Company’s current expectations and projections based on information available as of the date of this Current Report on Form 8-K and are subject to a number of risks and uncertainties, including, but not limited to, the risk that the Panel does not grant the Company’s request for continued listing; the Company’s inability to complete its capital raising initiatives or otherwise demonstrate compliance with the Stockholders’ Equity Requirement; general economic, financial, and business conditions; the Company’s ability to successfully implement its strategic initiatives; supply chain disruptions; regulatory compliance and legal proceedings; and other risks detailed from time to time in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

The Company cautions investors that forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026	Callan JMB Inc.

	By:	/s/ Wayne Williams
	Name:	Wayne Williams
	Title:	Chief Executive Officer